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[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

                       MASSACHUSETTS
                       INVESTORS TRUST

                       ANNUAL REPORT o DECEMBER 31, 2001

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 38 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 20
Notes to Financial Statements ............................................. 28
Independent Auditors' Report .............................................. 36
Trustees and Officers ..................................................... 39

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames


Dear Shareholders,
The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies. In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional $40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter four months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

Reasons for caution abound. Companies have been cutting back on spending and laying off employees. New jobs have been harder to come by. Many industries have continued to be burdened by weak demand that has yet to catch up with an excess of supply. We would submit, however, that these factors -- while painful for employees and investors in the short term -- are healthy for the economy in the long term. Good companies respond to tough times by becoming leaner and more efficient, and that, in our view, sets the stage for the next economic upturn.

We're optimistic about 2002 because we believe the market has already hit a bottom and that the worst depths of the recession may be behind us. Compared to a year ago, interest rates, energy prices, stock valuations, and investor expectations have all come down. It appears to us that government attempts to stimulate world economies are beginning to work. We expect to see the beginnings of economic recovery this year, although we think that recovery will be moderate and not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think that our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive, in our view.

As we begin a new year, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    January 15, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
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MANAGEMENT REVIEW AND OUTLOOK

For the 12 months ended December 31, 2001, Class A shares of the fund provided a total return of -16.24%, Class B shares -16.80%, Class C shares -16.82%, Class I shares -15.99%, and Class J shares -16.80%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges compare to a -11.88% return over the same period for the fund's benchmark, the Standard & Poor's 500 Stock Index (the S&P 500). The S&P 500 is a commonly used measure of the broad stock market. During the same period, the average large-cap core fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -13.77%.

Q. DESPITE THE FUND'S CONSERVATIVE APPROACH, IT LAGGED THE STANDARD & POOR'S 500 STOCK INDEX AND ITS LIPPER CATEGORY AVERAGE THIS YEAR. WHAT WERE THE MAIN REASONS FOR THIS UNDERPERFORMANCE?

A. While we are always looking for stocks that we believe are trading at attractive valuations, first and foremost, we would describe ourselves as growth investors. As a result, one of the biggest issues we faced early in the year was that it was a difficult time to be a growth-at-the-right-price manager and many of the traditional growth stocks that we believed were trading at reasonable valuations performed poorly during the year. In particular, Safeway, which was one of the larger positions in the portfolio, lost a lot of value during the first half of the period. Despite posting healthy earnings growth and possessing what we believed were strong business fundamentals, investors swapped assets into more-cyclical retailers. Other detractors included our exposure to the poorly performing utilities & communications sector and our underweighting in technology stocks, which surged back in the fourth quarter of 2001.

Q.  HOW DID THE OVERALL INVESTMENT ENVIRONMENT AFFECT PERFORMANCE?

A. With the major market indices posting double-digit losses for the second straight year, it's no surprise that it has been one of the most difficult periods for equity investors in many years. Some of the major factors influencing stocks this past year were the terrorist attacks, the reduction in consumer and corporate spending, and a recession. While these were all significant events, we think it's important to point out that the primary reason stocks were down so dramatically this past year was because earnings and earnings prospects for many companies were down. Despite this difficult environment, our primary objective remains to look for high-quality companies with superior growth characteristics whose stocks are selling at reasonable prices based on our in-house research. We remain committed to this approach, which is designed to try to outperform the broad U.S. equity market over time but with less volatility.

Q.  WHAT OTHER FACTORS AFFECTED PERFORMANCE?

A. The other area that hurt us early during the past year was health care. As we looked at the economy, we felt there was a good chance that economic activity would be relatively weak throughout 2001. Given this environment, and based on our fundamental research, we felt that health care companies offered visible earnings growth as well as some of the best growth-at-the-right-price opportunities in the market. In particular, pharmaceutical companies looked most attractive to us. However, two things happened. First, the market didn't agree with us, so many investors weren't focused on this industry. Second, the industry was hurt by a slowdown in approvals for new drugs by the Food and Drug Administration. This meant that new drug pipelines got extended out and investors became concerned that new revenue streams for the entire industry would be deferred. We thought this was an opportunity, so we maintained our large weighting in health care, and we added to it throughout the year. At the end of the period, our health care holdings were some of the better contributors to the performance and were a core component of our investment strategy.

Q.  OTHER THAN HEALTH CARE, WHAT AREAS WERE YOU FOCUSED ON?

A. The largest sector allocation was our well-diversified mix of financial services companies with a focus on government-sponsored mortgage enterprises such as the Federal Home Loan Mortgage Corporation. Other significant holdings included insurance provider American International Group, and First Data Corporation, which provide payment services and transaction processing to the financial services industry. In our view, these companies were attractively valued with strong balance sheets, and they offered a diversified way to take part in a future rebound in the capital markets.

Q. IN LIGHT OF THE RALLY WE'VE SEEN IN TECHNOLOGY STOCKS IN THE LAST QUARTER OF 2001, WHAT'S YOUR VIEW ON THIS SECTOR?

A. The portfolio's exposure to technology stocks had increased at the end of the period due in part to the rally we've experienced in the sector; however, we've been doing some selective buying in the group. While it may be a bit premature to overweight the technology sector relative to our benchmark, the shakeout of weak competitors continues and strong companies are emerging. Depending upon company-specific situations, business fundamentals, and attractive valuations, we may increase the portfolio's exposure further.

Q.  HOW ARE YOU POSITIONING THE PORTFOLIO FOR 2002?

A. We think the market is likely to stay volatile in the near term as the primary driver of stock prices -- corporate earnings -- remains choppy. In this difficult and uncertain environment, we intend to focus on companies that we think are well positioned in good businesses, have strong shareholder-oriented management teams, possess positive growth prospects over the long term, and generate free cash flow. We are also likely to remain overweighted in defensive areas such as health care and financial services, while keeping a close eye on the portfolio's overall diversification in an effort to manage market risk.

/s/ Mitchell D. Dynan                   /s/ John D. Laupheimer, Jr.

    Mitchell D. Dynan                       John D. Laupheimer, Jr.
    Portfolio Manager                       Portfolio Manager

/s/ Liehar Moy                          /s/ Brooks Taylor

    Liehar Moy                              Brooks Taylor
    Portfolio Manager                       Portfolio Manager

Note to shareholders: On January 1, 2001, Liehar Moy and Brooks Taylor were added as portfolio managers to Massachusetts Investors Trust.

The opinions expressed in this report are those of MFS and are current only through the end of the period as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.
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PORTFOLIO MANAGERS' PROFILES
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MITCHELL D. DYNAN, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R)
(MFS(R)). HE IS A PORTFOLIO MANAGER OF THE GROWTH AND INCOME AND CORE PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, AND OFFSHORE INVESTMENT PRODUCTS. HE JOINED MFS IN 1986 AS A RESEARCH ANALYST AND WAS NAMED ASSISTANT VICE PRESIDENT IN 1987, VICE PRESIDENT IN 1988, PORTFOLIO MANAGER IN 1995, AND SENIOR VICE PRESIDENT IN 1999. FROM 1983 TO 1986, MITCH WORKED AS A SECURITIES ANALYST ON WALL STREET. HE STARTED HIS CAREER AS A BANK LENDING OFFICER IN 1979. A GRADUATE OF TUFTS UNIVERSITY, HE IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY,
INC. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

JOHN D. LAUPHEIMER, JR., CFA, IS SENIOR VICE PRESIDENT AND DIRECTOR OF EQUITY RESEARCH OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE ALSO MANAGES THE GROWTH AND INCOME AND CORE EQUITY PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, OFFSHORE, AND INSTITUTIONAL PRODUCT LINES. AS DIRECTOR OF EQUITY RESEARCH, HE IS RESPONSIBLE FOR THE HIRING, TRAINING, AND INDUSTRY ASSIGNMENTS OF OUR TEAM OF EQUITY RESEARCH ANALYSTS AS WELL AS THE OVERALL STRATEGIC DIRECTION OF OUR MFS ORIGINAL RESEARCH(R) PROCESS. JOHN JOINED THE MFS RESEARCH DEPARTMENT IN 1981 AS A RESEARCH ANALYST. HE WAS NAMED PORTFOLIO MANAGER IN 1987, SENIOR VICE PRESIDENT IN 1995, AND DIRECTOR OF EQUITY RESEARCH IN 1999. JOHN IS A GRADUATE OF BOSTON UNIVERSITY AND THE MIT SLOAN SCHOOL OF MANAGEMENT. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION AND IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC.

LIEHAR MOY IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). SHE IS A PORTFOLIO MANAGER OF THE GROWTH AND INCOME AND CORE PORTFOLIOS OF OUR MUTUAL FUNDS AND OFFSHORE INVESTMENT PRODUCTS. LIEHAR JOINED MFS IN 1993 AND WAS NAMED AN ASSISTANT VICE PRESIDENT IN 1994, VICE PRESIDENT IN 1996, AND PORTFOLIO MANAGER IN 2001. SHE IS A GRADUATE OF COLUMBIA UNIVERSITY AND THE AMOS TUCK SCHOOL OF BUSINESS AT DARTMOUTH COLLEGE.

BROOKS TAYLOR IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE IS A PORTFOLIO MANAGER OF THE GROWTH AND INCOME AND CORE PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, AND INSTITUTIONAL ACCOUNTS. BROOKS JOINED MFS IN 1996. PRIOR TO MFS, HE WAS AN ANALYST WITH LODESTAR GROUP, A SUBSIDIARY OF SOCIETE GENERALE. HE HAS ALSO HELD POSITIONS AS AN ANALYST WITH FIDELITY MANAGEMENT AND RESEARCH COMPANY AND SALOMON BROTHERS. HE WAS NAMED VICE PRESIDENT OF MFS IN 1998. BROOKS EARNED A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM THE WHARTON SCHOOL OF THE UNIVERSITY OF PENNSYLVANIA AND A BACHELOR OF ARTS DEGREE IN ECONOMICS FROM YALE UNIVERSITY.

ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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FUND FACTS
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OBJECTIVE:              SEEKS LONG-TERM GROWTH OF CAPITAL WITH A SECONDARY
                        OBJECTIVE TO SEEK REASONABLE CURRENT INCOME.

COMMENCEMENT OF
INVESTMENT OPERATIONS:  JULY 15, 1924

CLASS INCEPTION:        CLASS A  JULY 15, 1924
                        CLASS B  SEPTEMBER 7, 1993
                        CLASS C  JULY 1, 1996
                        CLASS I  JANUARY 2, 1997
                        CLASS J  FEBRUARY 10, 2000

SIZE:                   $10.5 BILLION NET ASSETS AS OF DECEMBER 31, 2001
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PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended December 31, 2001)

                                Massachusetts
                               Investors Trust             S&P 500
                                  -  Class A             Stock Index
              -------------------------------------------------------
              12/91                $ 9,425                 $10,000
              12/93                 11,136                  11,843
              12/95                 15,359                  16,502
              12/97                 25,465                  27,055
              12/99                 33,487                  42,106
              12/01                 27,953                  33,730

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

CLASS A
                                                         1 Year      3 Years      5 Years      10 Years
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
Cumulative Total Return Excluding Sales Charge          -16.24%      -10.72%      +44.56%      +196.59%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      -16.24%      - 3.71%      + 7.65%      + 11.48%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      -21.06%      - 5.59%      + 6.38%      + 10.83%
---------------------------------------------------------------------------------------------------------

CLASS B
                                                         1 Year      3 Years      5 Years      10 Years
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          -16.80%      -12.46%      +39.82%      +179.06%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      -16.80%      - 4.34%      + 6.93%      + 10.81%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      -20.10%      - 5.23%      + 6.63%      + 10.81%
---------------------------------------------------------------------------------------------------------

CLASS C
                                                         1 Year      3 Years      5 Years      10 Years
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          -16.82%      -12.46%      +39.78%      +185.96%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      -16.82%      - 4.34%      + 6.93%      + 11.08%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      -17.65%      - 4.34%      + 6.93%      + 11.08%
---------------------------------------------------------------------------------------------------------

CLASS I
                                                         1 Year      3 Years      5 Years      10 Years
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          -15.99%      - 9.79%      +47.07%      +201.73%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      -15.99%      - 3.37%      + 8.02%      + 11.68%
---------------------------------------------------------------------------------------------------------

CLASS J
                                                         1 Year      3 Years      5 Years      10 Years
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          -16.80%      -11.80%      +42.81%      +192.99%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      -16.80%      - 4.10%      + 7.39%      + 11.35%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      -18.47%      - 4.74%      + 6.95%      + 11.12%
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
COMPARATIVE INDICES(+)
                                                         1 Year      3 Years      5 Years      10 Years
---------------------------------------------------------------------------------------------------------
Average large-cap core fund+                            -13.77%      - 1.56%      + 8.19%      + 11.01%
---------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index#                      -11.88%      - 1.02%      +10.70%      + 12.93%
---------------------------------------------------------------------------------------------------------
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors. Class J Share Performance Including Sales Charge takes into account the deduction of the maximum 3% sales charge. Class J shares are only available to Japanese investors.

Class B, C, I, and J share performance includes the performance of the trust's Class A shares for periods prior to their inception (blended performance). Class J blended performance has been adjusted to take into account the initial sales charge (load) applicable to Class J shares. Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A and J shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B, C and J shares are higher than those of Class A, the blended Class B, C, and J share performance is higher than it would have been had Class B, C, and J shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. Please see the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest-rate and currency exchange rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF DECEMBER 31, 2001

FIVE LARGEST STOCK SECTORS

              FINANCIAL SERVICES                      28.0%
              HEALTH CARE                             16.2%
              TECHNOLOGY                              15.3%
              UTILITIES & COMMUNICATIONS               7.9%
              CONSUMER STAPLES                         7.2%

TOP 10 STOCK HOLDINGS

PFIZER INC.  3.2%                                  AMERICAN INTERNATIONAL GROUP INC.  2.6%
Pharmaceutical products company                    Diversified financial services and
                                                   insurance company
MICROSOFT CORP.  3.1%
Computer software manufacturer                     EXXONMOBIL CORP.  2.4%
                                                   International oil and gas company
INTERNATIONAL BUSINESS MACHINES CORP.  2.7%
Computer and business equipment company            GENERAL ELECTRIC CO.  2.4%
                                                   Diversified manufacturing and financial
CITIGROUP, INC.  2.6%                              services conglomerate
Diversified financial services company
                                                   AMERICAN HOME PRODUCTS CORP.  2.3%
FEDERAL HOME LOAN MORTGAGE  2.6%                   Pharmaceutical products company
U.S. mortgage banker and underwriter
                                                   WAL-MART STORES, INC.  1.9%
                                                   Retail chain

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- December 31, 2001

Stocks - 96.0%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES                     VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 90.6%
  Aerospace - 0.3%
    Boeing Co.                                                       175,274             $     6,797,126
    General Dynamics Corp.                                           304,400                  24,242,416
                                                                                         ---------------
                                                                                         $    31,039,542
--------------------------------------------------------------------------------------------------------
  Aerospace & Defense - 0.3%
    Northrop Grumman Corp.                                           303,290             $    30,574,665
--------------------------------------------------------------------------------------------------------
  Apparel & Textiles - 0.2%
    Nike, Inc., "B"                                                  362,300             $    20,375,752
--------------------------------------------------------------------------------------------------------
  Automotive - 0.1%
    Ford Motor Co.                                                   806,200             $    12,673,464
--------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 4.5%
    Bank America Corp.                                             2,419,100             $   152,282,345
    Capital One Financial Corp.                                    1,054,000                  56,863,300
    Comerica, Inc.                                                   997,388                  57,150,332
    FleetBoston Financial Corp.                                    1,778,500                  64,915,250
    PNC Financial Services Group Co.                                 495,010                  27,819,562
    SouthTrust Corp.                                                 563,000                  13,889,210
    U.S. Bancorp                                                     635,800                  13,307,294
    Wells Fargo Co.                                                1,990,619                  86,492,396
                                                                                         ---------------
                                                                                         $   472,719,689
--------------------------------------------------------------------------------------------------------
  Biotechnology - 0.9%
    Guidant Corp.*                                                 1,146,100             $    57,075,780
    Pharmacia Corp.                                                  795,451                  33,925,985
                                                                                         ---------------
                                                                                         $    91,001,765
--------------------------------------------------------------------------------------------------------
  Business Machines - 3.5%
    Compaq Computer Corp.                                          1,215,800             $    11,866,208
    Dell Computer Corp.*                                           1,674,149                  45,503,370
    International Business Machines Corp.                          2,253,900                 272,631,744
    Sun Microsystems, Inc.*                                        2,605,800                  32,051,340
                                                                                         ---------------
                                                                                         $   362,052,662
--------------------------------------------------------------------------------------------------------
  Business Services - 2.3%
    Automatic Data Processing, Inc.                                1,035,645             $    60,999,490
    Concord EFS, Inc.*                                               502,600                  16,475,228
    Fedex Corp.*                                                     685,500                  35,563,740
    First Data Corp.                                               1,649,500                 129,403,275
                                                                                         ---------------
                                                                                         $   242,441,733
--------------------------------------------------------------------------------------------------------
  Cellular Phones - 1.1%
    Motorola, Inc.                                                 3,051,100             $    45,827,522
    QUALCOMM, Inc.*                                                  791,800                  39,985,900
    Sprint Corp. (PCS Group)*                                      1,290,226                  31,494,417
                                                                                         ---------------
                                                                                         $   117,307,839
--------------------------------------------------------------------------------------------------------
  Chemicals - 1.2%
    Air Products & Chemicals, Inc.                                   759,100             $    35,609,381
    Dow Chemical Co.                                                 392,000                  13,241,760
    E.I. du Pont de Nemours & Co., Inc.                              282,800                  12,021,828
    Praxair, Inc.                                                  1,016,800                  56,178,200
    Rohm & Haas Co.                                                  380,800                  13,187,104
                                                                                         ---------------
                                                                                         $   130,238,273
--------------------------------------------------------------------------------------------------------
  Computer Software - 1.0%
    Oracle Corp.*                                                  6,852,800             $    94,637,168
    VeriSign, Inc.*                                                  309,600                  11,777,184
                                                                                         ---------------
                                                                                         $   106,414,352
--------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 3.0%
    Microsoft Corp.*                                               4,696,400             $   311,230,428
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 1.0%
    Adobe Systems, Inc.                                              935,800             $    29,056,590
    BMC Software, Inc.*                                              608,710                   9,964,583
    EMC Corp.*                                                       556,100                   7,473,984
    VERITAS Software Corp.*                                        1,293,020                  57,966,086
                                                                                         ---------------
                                                                                         $   104,461,243
--------------------------------------------------------------------------------------------------------
  Conglomerates - 4.0%
    General Electric Co.                                           5,905,794             $   236,704,223
    Tyco International Ltd.                                        3,171,800                 186,819,020
                                                                                         ---------------
                                                                                         $   423,523,243
--------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 3.9%
    Avery Dennison Corp.                                             255,400             $    14,437,762
    Cendant Corp.*                                                   355,600                   6,973,316
    Estee Lauder Cos., "A"                                           390,800                  12,529,048
    Gillette Co.                                                   2,284,800                  76,312,320
    Kimberly-Clark Corp.                                             508,800                  30,426,240
    Philip Morris Cos., Inc.                                       3,452,900                 158,315,465
    Procter & Gamble Co.                                           1,339,229                 105,973,191
                                                                                         ---------------
                                                                                         $   404,967,342
--------------------------------------------------------------------------------------------------------
  Electronics - 3.1%
    Agilent Technologies, Inc.*                                      229,600             $     6,545,896
    Analog Devices, Inc.*                                          2,278,100                 101,124,859
    Flextronics International Ltd.*                                  449,000                  10,771,510
    Intel Corp.                                                    1,387,672                  43,642,284
    JDS Uniphase Corp.*                                              630,700                   5,506,011
    Lam Research Corp.*                                              267,900                   6,220,638
    Linear Technology Corp.                                          664,900                  25,957,696
    LSI Logic Corp.*                                                 215,900                   3,406,902
    Maxim Integrated Products, Inc.*                                 256,000                  13,442,560
    Micron Technology, Inc.*                                         250,500                   7,765,500
    Novellus Systems, Inc.*                                          912,610                  36,002,465
    Texas Instruments, Inc.                                        2,484,327                  69,561,156
                                                                                         ---------------
                                                                                         $   329,947,477
--------------------------------------------------------------------------------------------------------
  Entertainment - 4.0%
    AOL Time Warner, Inc.*                                         3,818,550             $   122,575,455
    Clear Channel Communications, Inc.*                            1,843,600                  93,857,676
    Viacom, Inc., "B"*                                             4,143,358                 182,929,256
    Walt Disney Co.                                                  910,600                  18,867,632
                                                                                         ---------------
                                                                                         $   418,230,019
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 8.5%
    American Express Co.                                             766,000             $    27,338,540
    Citigroup, Inc.                                                5,227,333                 263,875,770
    Federal Home Loan Mortgage Corp.                               4,032,000                 263,692,800
    Federal National Mortgage Assn                                 1,059,980                  84,268,410
    Goldman Sachs Group, Inc.                                        536,900                  49,797,475
    Merrill Lynch & Co., Inc.                                      1,475,800                  76,918,696
    Morgan Stanley Dean Witter & Co.                               1,208,000                  67,575,520
    State Street Corp.                                             1,001,252                  52,315,417
                                                                                         ---------------
                                                                                         $   885,782,628
--------------------------------------------------------------------------------------------------------
  Financial Services - 0.3%
    Mellon Financial Corp.                                           856,000             $    32,202,720
--------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 2.4%
    Anheuser-Busch Cos., Inc.                                      2,028,600             $    91,713,006
    Coca-Cola Co.                                                    296,300                  13,970,545
    Kellogg Co.                                                      139,500                   4,198,950
    Kraft Foods Inc.                                                 335,800                  11,427,274
    PepsiCo, Inc.                                                  2,264,486                 110,257,823
    Sysco Corp.                                                      606,700                  15,907,674
                                                                                         ---------------
                                                                                         $   247,475,272
--------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.7%
    International Paper Co.                                        1,716,000             $    69,240,600
--------------------------------------------------------------------------------------------------------
  Healthcare - 0.5%
    HCA Inc.                                                       1,408,824             $    54,296,077
--------------------------------------------------------------------------------------------------------
  Insurance - 6.1%
    AFLAC, Inc.                                                      511,850             $    12,571,036
    Allstate Corp.                                                   392,800                  13,237,360
    American International Group, Inc.                             3,272,037                 259,799,738
    Chubb Corp.                                                      249,100                  17,187,900
    CIGNA Corp.                                                      462,982                  42,895,282
    Hartford Financial Services Group, Inc.                        1,032,065                  64,844,644
    Lincoln National Corp.                                           354,700                  17,227,779
    Marsh & McLennan Cos., Inc.                                      209,700                  22,532,265
    MetLife, Inc.                                                  1,808,100                  57,280,608
    The St. Paul Cos., Inc.                                        2,534,600                 111,446,362
    UnumProvident Corp.                                              653,934                  17,335,790
                                                                                         ---------------
                                                                                         $   636,358,764
--------------------------------------------------------------------------------------------------------
  Machinery - 1.1%
    Caterpillar, Inc.                                                393,000             $    20,534,250
    Danaher Corp.                                                    432,900                  26,108,199
    Deere & Co.                                                    1,235,385                  53,936,909
    Ingersoll Rand Co.                                               442,900                  18,517,649
                                                                                         ---------------
                                                                                         $   119,097,007
--------------------------------------------------------------------------------------------------------
  Media - 0.1%
    Liberty Media Corp.*                                             500,200             $     7,002,800
--------------------------------------------------------------------------------------------------------
  Medical & Health Products - 11.6%
    Abbott Laboratories, Inc.                                      1,433,100             $    79,895,325
    Allergan, Inc.                                                   579,974                  43,527,049
    American Home Products Corp.                                   3,753,700                 230,327,032
    Applera Corp. - Applied Biosystems Group                         726,712                  28,537,980
    Bristol-Myers Squibb Co.                                       2,275,489                 116,049,939
    Eli Lilly & Co.                                                2,241,300                 176,031,702
    Genentech, Inc.*                                                 266,700                  14,468,475
    Johnson & Johnson Co.                                          2,065,368                 122,063,249
    Merck & Co., Inc.                                                748,200                  43,994,160
    Pfizer, Inc.                                                   8,107,700                 323,091,845
    Schering Plough Corp.                                          1,102,180                  39,469,066
                                                                                         ---------------
                                                                                         $ 1,217,455,822
--------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 1.4%
    Cardinal Health, Inc.                                          1,042,100             $    67,382,186
    Genzyme Corp.*                                                   280,700                  16,802,702
    HEALTHSOUTH Corp.*                                               416,000                   6,165,120
    IMS Health, Inc.                                                 863,000                  16,837,130
    McKesson, Inc.                                                   265,600                   9,933,440
    UnitedHealth Group, Inc.                                         389,700                  27,579,069
                                                                                         ---------------
                                                                                         $   144,699,647
--------------------------------------------------------------------------------------------------------
  Metals & Minerals - 0.8%
    Alcoa, Inc.                                                    2,450,700             $    87,122,385
--------------------------------------------------------------------------------------------------------
  Oil Services - 1.3%
    Baker Hughes, Inc.                                             1,220,806             $    44,522,795
    ChevronTexaco Corp                                               282,400                  25,305,864
    GlobalSantaFe Corp.                                              948,600                  27,054,072
    Schlumberger Ltd.                                                798,800                  43,894,060
                                                                                         ---------------
                                                                                         $   140,776,791
--------------------------------------------------------------------------------------------------------
  Oils - 3.4%
    Anadarko Petroleum Corp.                                         692,900             $    39,391,365
    Apache Corp.                                                     335,033                  16,711,446
    Conoco, Inc.                                                     533,200                  15,089,560
    Devon Energy Corp.                                               475,700                  18,385,805
    ExxonMobil Corp.                                               6,109,552                 240,105,394
    Occidental Petroleum Corp.                                       385,400                  10,224,662
    Unocal Corp.                                                     453,900                  16,372,173
                                                                                         ---------------
                                                                                         $   356,280,405
--------------------------------------------------------------------------------------------------------
  Pollution Control - 0.2%
    Waste Management, Inc.                                           739,700             $    23,603,827
--------------------------------------------------------------------------------------------------------
  Printing & Publishing - 1.8%
    Gannett Co., Inc.                                              1,295,310             $    87,083,691
    Lexmark International, Inc.*                                     282,400                  16,661,600
    McGraw-Hill Cos., Inc.                                           407,000                  24,818,860
    New York Times Co.                                             1,512,956                  65,435,347
                                                                                         ---------------
                                                                                         $   193,999,498
--------------------------------------------------------------------------------------------------------
  Railroad - 0.1%
    Burlington Northern Santa Fe Railway Co.                         280,100             $     7,991,253
--------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.1%
    Starwood Hotels & Resorts Co.                                    255,000             $     7,611,750
--------------------------------------------------------------------------------------------------------
  Retail - 4.5%
    Costco Wholesale Corp.*                                          919,000             $    40,785,220
    Family Dollar Stores, Inc.                                       249,600                   7,483,008
    Gap, Inc.                                                        965,800                  13,463,252
    Home Depot, Inc.                                                 231,000                  11,783,310
    Lowe's Cos., Inc.                                              1,009,300                  46,841,613
    Sears, Roebuck & Co.                                           1,329,800                  63,351,672
    Target Corp.                                                   1,859,500                  76,332,475
    Wal-Mart Stores, Inc.                                          3,357,500                 193,224,125
    Walgreen Co.                                                     590,100                  19,862,766
                                                                                         ---------------
                                                                                         $   473,127,441
--------------------------------------------------------------------------------------------------------
  Special Products & Services - 0.8%
    Minnesota Mining & Manufacturing Co.                             741,000             $    87,593,610
--------------------------------------------------------------------------------------------------------
  Supermarket - 1.6%
    Kroger Co.*                                                    3,302,305             $    68,919,105
    Safeway, Inc.*                                                 2,294,444                  95,793,037
                                                                                         ---------------
                                                                                         $   164,712,142
--------------------------------------------------------------------------------------------------------
  Telecommunications - 1.5%
    Alltel Corp.                                                     289,100             $    17,846,143
    Verizon Communications                                         2,912,700                 138,236,742
                                                                                         ---------------
                                                                                         $   156,082,885
--------------------------------------------------------------------------------------------------------
  Telecommunications & Cable - 0.1%
    Comcast Corp., "A"*                                              235,300             $     8,470,800
--------------------------------------------------------------------------------------------------------
  Telecom - Wireless - 0.4%
    AT&T Wireless Services, Inc.*                                  2,741,202             $    39,391,073
--------------------------------------------------------------------------------------------------------
  Telecom - Wireline - 1.2%
    Amdocs Ltd.*                                                     684,920             $    23,266,733
    CIENA Corp.*                                                     402,500                   5,759,775
    Cisco Systems, Inc.*                                           5,261,511                  95,285,964
    EchoStar Communications Corp.*                                   236,000                   6,482,920
                                                                                         ---------------
                                                                                         $   130,795,392
--------------------------------------------------------------------------------------------------------
  Transportation - 0.4%
    United Parcel Service, Inc.                                      709,200             $    38,651,400
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.2%
    Calpine Corp.*                                                   633,800             $    10,641,502
    Duke Energy Corp.                                                530,930                  20,844,312
    Exelon Corp.                                                   1,177,261                  56,367,256
    FirstEnergy Corp.                                                334,900                  11,714,802
    NiSource, Inc.                                                 1,059,932                  24,442,032
                                                                                         ---------------
                                                                                         $   124,009,904
--------------------------------------------------------------------------------------------------------
  Utilities - Gas - 1.2%
    Dominion Resources, Inc.                                         532,496             $    32,003,010
    Dynegy, Inc.                                                     448,500                  11,436,750
    El Paso Corp.                                                  1,134,139                  50,593,941
    Keyspan Corp.                                                    399,100                  13,828,815
    Williams Cos., Inc.                                              831,220                  21,212,734
                                                                                         ---------------
                                                                                         $   129,075,250
--------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 2.9%
    AT&T Corp.                                                     2,438,289             $    44,230,563
    BellSouth Corp.                                                2,864,600                 109,284,490
    SBC Communications, Inc.                                       2,720,808                 106,574,049
    Sprint Corp.                                                   1,975,977                  39,677,618
                                                                                         ---------------
                                                                                         $   299,766,720
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                        $ 9,491,873,351
--------------------------------------------------------------------------------------------------------

Foreign Stocks - 5.4%
  Bermuda - 0.2%
    Xl Capital Ltd. (Insurance)                                      204,100             $    18,646,576
--------------------------------------------------------------------------------------------------------
  Canada - 0.7%
    BCE, Inc. (Utilities - Telephone)                                569,500             $    12,984,600
    Canadian National Railway Co. (Railroad)                       1,140,407                  55,058,850
    Nortel Networks Corp. (Telecom - Wireline)                     1,383,100                  10,373,250
                                                                                         ---------------
                                                                                         $    78,416,700
--------------------------------------------------------------------------------------------------------
  Finland - 0.5%
    Nokia Corp., ADR (Telecommunications)                          2,260,826             $    55,458,062
--------------------------------------------------------------------------------------------------------
  France - 0.8%
    Sanofi-Synthelabo S.A. (Medical & Health Products)               682,614             $    50,904,986
    Total Fina Elf S.A., "B" (Oil Services)                          236,100                  33,700,898
                                                                                         ---------------
                                                                                         $    84,605,884
--------------------------------------------------------------------------------------------------------
  Germany - 0.1%
    Munchener Ruckvers AG (Financial Services)                        26,000             $     7,055,749
--------------------------------------------------------------------------------------------------------
  Israel - 0.1%
    Check Point Software Technologies Ltd. (Computer
      Software - Services)*                                          273,600             $    10,913,904
--------------------------------------------------------------------------------------------------------
  Japan - 0.1%
    Fast Retailing Co. (Retail)                                       97,800             $     8,706,276
--------------------------------------------------------------------------------------------------------
  Netherlands - 0.5%
    Akzo Nobel N.V. (Chemicals)                                      529,972             $    23,651,842
    STMicroelectronics N.V. (Electronics)                            756,400                  23,955,188
                                                                                         ---------------
                                                                                         $    47,607,030
--------------------------------------------------------------------------------------------------------
  Switzerland - 0.9%
    Nestle S.A. (Food & Beverage Products)*                          161,440             $    34,446,242
    Novartis AG (Medical & Health Products)                          689,300                  24,927,973
    Syngenta AG (Chemicals)                                          683,320                  35,420,119
                                                                                         ---------------
                                                                                         $    94,794,334
--------------------------------------------------------------------------------------------------------
  United Kingdom - 1.5%
    BP Amoco PLC, ADR (Oils)                                       1,648,590             $    76,675,921
    Diageo PLC (Food & Beverage Products)*                         4,746,982                  54,162,985
    Jefferson Smurfit Corp. (Forest & Paper Products)              1,868,400                   4,055,115
    Reuters Group PLC, ADR (Business Services)                       288,077                  17,281,739
                                                                                         ---------------
                                                                                         $   152,175,760
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                     $   558,380,275
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $8,601,068,764)                                           $10,050,253,626
--------------------------------------------------------------------------------------------------------

Convertible Preferred Stock
--------------------------------------------------------------------------------------------------------
U.S. Stocks
  Utilities - Electric
    TXU Corp., 3.25% (Identified Cost, $2,182,149)                   112,410             $     2,796,199
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 2.9%
--------------------------------------------------------------------------------------------------------
                                                            PRINCIPAL AMOUNT
                                                               (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    American Express Credit Corp., due 1/02/02                     $  53,241             $    53,238,382
    Citigroup, Inc., due 1/07/02                                      28,700                  28,690,911
    General Electric Capital Corp., due 1/02/02                      132,593                 132,586,297
    General Motors Acceptance Corp., due 1/14/02 - 1/18/02            64,200                  64,127,411
    Salomon Smith Barney Holdings, Inc., due 1/16/02                  29,700                  29,677,354
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                          $   308,320,355
--------------------------------------------------------------------------------------------------------

Repurchase Agreements - 1.9%
--------------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 12/31/01, due, 1/02/02, total
      to be received $26,986,683 (secured by various
      U.S.Treasury and Federal Agency obligations in a
      jointly traded account)                                      $  26,984             $    26,984,000
    Merrill Lynch, dated 12/31/01, due 1/02/02, total
      to be received $168,790,877 (secured by various
      U.S. Treasury and Federal Agency obligations in
      a jointly traded account)                                      168,774                 168,774,000
--------------------------------------------------------------------------------------------------------
Total Repurchase Agreements, at Cost                                                     $   195,758,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $9,107,329,268)                                      $10,557,128,180

Other Assets, Less Liabilities - (0.8)%                                                      (83,388,396)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                      $10,473,739,784
--------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $9,107,329,268)       $10,557,128,180
  Cash                                                                  602,178
  Foreign currency, at value (identified cost, $10,435)                  10,530
  Receivable for investments sold                                   160,561,275
  Receivable for trust shares sold                                   20,874,700
  Interest and dividends receivable                                   9,955,041
  Other assets                                                           98,745
                                                                ---------------
      Total assets                                              $10,749,230,649
                                                                ---------------
Liabilities:
  Net payable for forward foreign currency exchange
    contracts sold                                              $        11,318
  Payable for investments purchased                                 142,794,760
  Payable for trust shares reacquired                               129,331,415
  Payable to affiliates -
    Management fee                                                      287,505
    Shareholder servicing agent fee                                      87,424
    Distribution and service fee                                        560,435
  Accrued expenses and other liabilities                              2,418,008
                                                                ---------------
      Total liabilities                                         $   275,490,865
                                                                ---------------
Net assets                                                      $10,473,739,784
                                                                ===============
Net assets consist of:
  Paid-in capital                                               $10,346,413,763
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies               1,449,775,646
  Accumulated distributions in excess of net realized gain
    on investments and foreign currency transactions             (1,326,518,132)
  Accumulated undistributed net investment income                     4,068,507
                                                                ---------------
      Total                                                     $10,473,739,784
                                                                ===============
Shares of beneficial interest outstanding                         638,496,768
                                                                  ===========
Class A shares:
  Net asset value per share
    (net assets of $5,629,929,646 / 339,639,224 shares of
     beneficial interest outstanding)                               $16.58
                                                                    ======
  Offering price per share (100 / 94.25 of net asset value
     per share)                                                     $17.59
                                                                    ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $3,839,106,133 / 236,728,763 shares of
     beneficial interest outstanding)                               $16.22
                                                                    ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $930,729,961 / 57,665,301 shares of
     beneficial interest outstanding)                               $16.14
                                                                    ======
Class I shares:
  Net asset value, offering price and redemption price per
    share (net assets of $72,379,599 / 4,365,120 shares of
     beneficial interest outstanding)                               $16.58
                                                                    ======
Class J shares:
  Net asset value and redemption price per share
    (net assets of $1,594,445 / 98,360 shares of beneficial
     interest outstanding)                                          $16.21
                                                                    ======
  Offering price per share (100 / 98 of net asset value per
     share)                                                         $16.54
                                                                    ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                   $   146,668,123
    Interest                                                         17,965,811
    Foreign taxes withheld                                           (2,076,462)
                                                                ---------------
      Total investment income                                   $   162,557,472
                                                                ---------------
  Expenses -
    Management fee                                              $    39,197,570
    Trustees' compensation                                              118,532
    Shareholder servicing agent fee                                  11,892,656
    Distribution and service fee (Class A)                           22,620,231
    Distribution and service fee (Class B)                           42,767,296
    Distribution and service fee (Class C)                           10,672,140
    Distribution and service fee (Class J)                               16,681
    Administrative fee                                                  437,498
    Custodian fee                                                     3,248,133
    Printing                                                            753,840
    Postage                                                           1,124,727
    Auditing fees                                                        49,208
    Legal fees                                                           40,954
    Miscellaneous                                                     9,697,181
                                                                ---------------
      Total expenses                                            $   142,636,647
    Fees paid indirectly                                             (1,471,960)
                                                                ---------------
      Net expenses                                              $   141,164,687
                                                                ---------------
        Net investment income                                   $    21,392,785
                                                                ---------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                     $(1,153,187,768)
    Foreign currency transactions                                       378,807
                                                                ---------------
      Net realized loss on investments and foreign currency
      transactions                                              $(1,152,808,961)
                                                                ---------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                 $(1,160,839,054)
    Translation of assets and liabilities in foreign
      currencies                                                        258,022
                                                                ---------------
        Net unrealized loss on investments and foreign
          currency translation                                  $(1,160,581,032)
                                                                ---------------
          Net realized and unrealized loss on investments
            and foreign currency                                $(2,313,389,993)
                                                                ---------------
            Decrease in net assets from operations              $(2,291,997,208)
                                                                ===============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                               2001                          2000
------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                        $    21,392,785               $    13,931,741
  Net realized gain (loss) on investments and foreign
    currency transactions                                       (1,152,808,961)                  495,464,784
  Net unrealized loss on investments and foreign
    currency translation                                        (1,160,581,032)                 (635,596,974)
                                                               ---------------               ---------------
    Decrease in net assets from operations                     $(2,291,997,208)              $  (126,200,449)
                                                               ---------------               ---------------
Distributions declared to shareholders -
  From net investment income (Class A)                         $   (17,255,995)              $   (12,944,987)
  From net investment income (Class I)                                (495,770)                     (985,309)
  From net investment income (Class J)                                    --                            (275)
  From net realized gain on investments and foreign
    currency transactions (Class A)                                       --                    (302,177,796)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                       --                    (200,712,054)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                       --                     (50,330,994)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                       --                      (7,675,655)
  From net realized gain on investments and foreign
    currency transactions (Class J)                                       --                         (66,485)
  In excess of net investment income (Class A)                            --                        (566,506)
  In excess of net investment income (Class I)                            --                         (43,120)
  In excess of net investment income (Class J)                            --                             (12)
  In excess of net realized gain on investments and
    foreign currency transactions (Class A)                        (54,370,666)                   (1,968,138)
  In excess of net realized gain on investments and
    foreign currency transactions (Class B)                        (36,034,788)                   (1,307,267)
  In excess of net realized gain on investments and
    foreign currency transactions (Class C)                         (9,209,320)                     (327,814)
  In excess of net realized gain on investments and
    foreign currency transactions (Class I)                           (598,052)                      (49,993)
  In excess of net realized gain on investments and
    foreign currency transactions (Class J)                            (13,764)                         (433)
                                                               ---------------               ---------------
    Total distributions declared to shareholders               $  (117,978,355)              $  (579,156,838)
                                                               ---------------               ---------------
Net decrease in net assets from trust share
  transactions                                                 $(1,247,357,405)              $  (738,638,039)
                                                               ---------------               ---------------
      Total decrease in net assets                             $(3,657,332,968)              $(1,443,995,326)
Net assets:
  At beginning of period                                        14,131,072,752                15,575,068,078
                                                               ---------------               ---------------
  At end of period (including accumulated undistributed
    net investment income of $4,068,507 and $48,680,
    respectively)                                              $10,473,739,784               $14,131,072,752
                                                               ===============               ===============
See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                    2001             2000           1999           1998           1997
-----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                    $20.02           $20.95         $20.25         $17.52         $14.46
                                                         ------           ------         ------         ------         ------
Income from investment operations# -
  Net investment income                                  $ 0.08           $ 0.08         $ 0.11         $ 0.17         $ 0.18
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      (3.33)           (0.16)          1.27           3.77           4.33
                                                         ------           ------         ------         ------         ------
      Total from investment operations                   $(3.25)          $(0.08)        $ 1.38         $ 3.94         $ 4.51
                                                         ------           ------         ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                             $(0.05)          $(0.03)        $(0.09)      $  (0.16)        $(0.17)
  From net realized gain on investments and foreign
    currency transactions                                --                (0.81)         (0.58)         (1.05)         (1.27)
  In excess of net investment income                     --                (0.00)+++      (0.01)         (0.00)+++      (0.01)
  In excess of net realized gain on investments and
    foreign currency transactions                         (0.14)           (0.01)          --             --             --
                                                         ------           ------         ------         ------         ------
      Total distributions declared to shareholders       $(0.19)          $(0.85)        $(0.68)        $(1.21)        $(1.45)
                                                         ------           ------         ------         ------         ------
Net asset value - end of period                          $16.58           $20.02         $20.95         $20.25         $17.52
                                                         ======           ======         ======         ======         ======
Total return(+)                                          (16.24)%          (0.34)%         6.96%         22.95%         31.69%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               0.91%            0.87%          0.88%          0.73%          0.74%
  Net investment income                                    0.47%            0.38%          0.55%          0.86%          1.09%
Portfolio turnover                                           77%              68%            62%            54%            44%
Net assets at end of period (000,000 Omitted)            $5,630           $7,638         $8,514         $7,188         $4,323

+++ Per share amount was less than $(0.01). #Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                    2001             2000           1999           1998           1997
-----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                    $19.66           $20.69         $20.04         $17.36         $14.36
                                                         ------           ------         ------         ------         ------
Income from investment operations# -
  Net investment income (loss)                           $(0.03)          $(0.06)        $(0.02)        $ 0.04         $ 0.07
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      (3.27)           (0.15)          1.26           3.74           4.28
                                                         ------           ------         ------         ------         ------
      Total from investment operations                   $(3.30)          $(0.21)        $ 1.24         $ 3.78         $ 4.35
                                                         ------           ------         ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                             $ --             $ --           $(0.01)        $(0.05)        $(0.08)
  From net realized gain on investments and foreign
    currency transactions                                  --              (0.81)         (0.58)         (1.05)         (1.27)
  In excess of net investment income                       --               --             --            (0.00)+++      (0.00)+++
  In excess of net realized gain on investments and
    foreign currency transactions                         (0.14)           (0.01)          --             --             --
                                                         ------           ------         ------         ------         ------
      Total distributions declared to shareholders       $(0.14)          $(0.82)        $(0.59)        $(1.10)        $(1.35)
                                                         ------           ------         ------         ------         ------
Net asset value - end of period                          $16.22           $19.66         $20.69         $20.04         $17.36
                                                         ======           ======         ======         ======         ======
Total return                                             (16.80)%          (1.01)%         6.28%         22.16%         30.75%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.56%            1.52%          1.53%          1.39%          1.41%
  Net investment income (loss)                            (0.18)%          (0.27)%        (0.10)%         0.20%          0.42%
Portfolio turnover                                           77%              68%            62%            54%            44%
Net assets at end of period (000,000 Omitted)            $3,839           $5,022         $5,472         $3,862         $1,522

+++ Per share amount was less than $(0.01). #Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                2001              2000            1999            1998            1997
-----------------------------------------------------------------------------------------------------------------------------
                                                    CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                $19.57            $20.59          $19.95          $17.30          $14.33
                                                     ------            ------          ------          ------          ------
Income from investment operations# -
  Net investment income (loss)                       $(0.03)           $(0.06)         $(0.02)         $ 0.04          $ 0.07
  Net realized and unrealized gain (loss) on
    investments and foreign currency                  (3.26)            (0.14)           1.25            3.72            4.27
                                                     ------            ------          ------          ------          ------
      Total from investment operations               $(3.29)           $(0.20)         $ 1.23          $ 3.76          $ 4.34
                                                     ------            ------          ------          ------          ------
Less distributions declared to
  shareholders -
  From net investment income                         $ --              $ --            $(0.01)         $(0.06)         $(0.10)
  From net realized gain on investments and
    foreign currency transactions                      --               (0.81)          (0.58)          (1.05)          (1.27)
  In excess of net investment income                   --                --              --             (0.00)+++       (0.00)+++
  In excess of net realized gain on
    investments and foreign currency
    transactions                                      (0.14)            (0.01)           --              --              --
                                                     ------            ------          ------          ------          ------
      Total distributions declared to
        shareholders                                 $(0.14)           $(0.82)         $(0.59)         $(1.11)         $(1.37)
                                                     ------            ------          ------          ------          ------
Net asset value - end of period                      $16.14            $19.57          $20.59          $19.95          $17.30
                                                     ======            ======          ======          ======          ======
Total return                                         (16.82)%           (0.96)%          6.27%          22.11%          30.76%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                           1.56%             1.52%           1.53%           1.40%           1.41%
  Net investment income (loss)                        (0.18)%           (0.27)%         (0.10)%          0.20%           0.42%
Portfolio turnover                                       77%               68%             62%             54%             44%
Net assets at end of period
  (000,000 Omitted)                                    $931            $1,269          $1,356            $824            $211

+++ Per share amount was less than $(0.01). #Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,                            PERIOD ENDED
                                             ---------------------------------------------------------           DECEMBER 31,
                                                  2001            2000            1999            1998                  1997*
-----------------------------------------------------------------------------------------------------------------------------
                                               CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period           $20.03          $20.97          $20.26          $17.52                 $14.33
                                                ------          ------          ------          ------                 ------
Income from investment operations# -
  Net investment income                         $ 0.14          $ 0.15          $ 0.18          $ 0.24                 $ 0.26
  Net realized and unrealized gain (loss)
    on investments and foreign currency          (3.33)          (0.16)           1.28            3.77                   4.44
                                                ------          ------          ------          ------                 ------
      Total from investment operations          $(3.19)         $(0.01)         $ 1.46          $ 4.01                 $ 4.70
                                                ------          ------          ------          ------                 ------
Less distributions declared to shareholders -
  From net investment income                    $(0.12)         $(0.11)         $(0.16)         $(0.22)                $(0.23)
  From net realized gain on investments
    and foreign currency transactions             --             (0.81)          (0.58)          (1.05)                 (1.27)
  In excess of net investment income              --             (0.00)+++       (0.01)          (0.00)+++              (0.01)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                 (0.14)          (0.01)           --              --                     --
                                                ------          ------          ------          ------                 ------
      Total distributions declared to
        shareholders                            $(0.26)         $(0.93)         $(0.75)         $(1.27)                $(1.51)
                                                ------          ------          ------          ------                 ------
Net asset value - end of period                 $16.58          $20.03          $20.97          $20.26                 $17.52
                                                ======          ======          ======          ======                 ======
Total return                                    (15.99)%          0.01%           7.38%          23.40%                 33.30%++
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                      0.56%           0.52%           0.52%           0.41%                  0.41%+
  Net investment income                           0.78%           0.73%           0.90%           1.19%                  1.42%+
Portfolio turnover                                  77%             68%             62%             54%                    44%
Net assets at end of period (000,000 Omitted)      $72            $199            $233            $230                    $23

  * For the period from the inception of Class I shares, January 2, 1997, through December 31, 1997.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01). #Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED           PERIOD ENDED
                                                                     DECEMBER 31,           DECEMBER 31,
                                                                             2001                  2000*
--------------------------------------------------------------------------------------------------------
                                                                          CLASS J
--------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                      $19.65                 $19.97
                                                                           ------                 ------
Income from investment operations# -
  Net investment loss                                                      $(0.03)                $(0.05)
  Net realized and unrealized gain (loss) on investments and foreign
    currency                                                                (3.27)                  0.56**
                                                                           ------                 ------
      Total from investment operations                                     $(3.30)                $ 0.51
                                                                           ------                 ------
Less distributions declared to shareholders -
  From net investment income                                               $ --                   $(0.01)
  From net realized gain on investments and foreign currency
    transactions                                                             --                    (0.81)
  In excess of net investment income                                         --                    (0.00)+++
  In excess of net realized gain on investments and foreign currency
    transactions                                                            (0.14)                 (0.01)
                                                                           ------                 ------
      Total distributions declared to shareholders                         $(0.14)                $(0.83)
                                                                           ------                 ------
Net asset value - end of period                                            $16.21                 $19.65
                                                                           ======                 ======
Total return(+)                                                            (16.80)%                 0.50%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                 1.56%                  1.52%+
  Net investment loss                                                       (0.18)%                (0.26)%+
Portfolio turnover                                                             77%                    68%
Net assets at end of period (000,000 Omitted)                                  $2                     $2

  * For the period from the inception of Class J shares, February 10, 2000, through December 31, 2000.
    For performance calculation purposes the Class J inception date was changed from December 31, 1999 to
    February 10, 2000, to reflect the date of the initial sale of Class J shares. As a result, the total return and the beginning net asset value have been restated.
 ** The per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of trust shares and the amount of per share realized and unrealized gains and losses at such time.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01). #Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class J shares do not include the applicable sales charge. If the charge had been included the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
Massachusetts Investors Trust (the trust) was organized as a common law trust under the laws of the Commonwealth of Massachusetts in 1924 and is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The trust can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at the direction of the Trustees.

Repurchase Agreements - The trust may enter into repurchase agreements with institutions that the trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The trust requires that the securities' collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the trust to obtain those securities in the event of a default under the repurchase agreement. The trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the trust under each such repurchase agreement. The trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the trust or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the trust until distributed in accordance with the Plan.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the trust to certain qualified institutions (the "Borrowers") approved by the trust. The loans are collateralized at all times by U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the trust with indemnification against Borrower default.

On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the trust and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2001, there were no securities on loan.

Forward Foreign Currency Exchange Contracts - The trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The trust may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the trust may enter into contracts with the intent of changing the relative exposure of the trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The adoption of the Guide did not have a significant effect on the financial statements.

Fees Paid Indirectly - The trust's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the trust. During the period, the trust's custodian fees were reduced by $933,512 under this arrangement. The trust has entered into a directed brokerage agreement, under which the broker will credit the trust a portion of the commissions generated, to offset certain expenses of the trust. For the period, the trust's custodian fees were reduced by $538,448 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The trust distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions paid for the years ended December 31, 2001, and December 31, 2000, was as follows:

                                    DECEMBER 31, 2001      DECEMBER 31, 2000
----------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                        $ 17,751,765           $ 14,194,534
  Long-term capital gain                  100,226,590            564,962,304
                                          -----------            -----------
  Total distributions paid               $117,978,355           $579,156,838

During the year ended December 31, 2001, accumulated undistributed net investment income increased by $378,807, accumulated distributions in excess of net realized gain on investments and foreign currency transactions increased by $685,853 and paid in capital increased by $307,046 due to differences between book and tax accounting for currency transactions. These changes had no effect on the net assets or net asset value per share.

As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

      Undistributed ordinary income                     $     4,304,794
      Capital loss carryforward                            (979,080,808)
      Unrealized loss                                    (1,102,102,035)

At December 31, 2001, the trust, for federal income tax purposes, had a capital loss carryforward of $979,080,808 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2009.

Multiple Classes of Shares of Beneficial Interest - The trust offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the trust based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The trust has an investment advisory agreement with Massachusetts Financial Services Company to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.33% of the trust's average daily net assets.

The trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the trust, all of whom receive remuneration for their services to the trust from MFS. Certain officers and Trustees of the trust are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The trust has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $30,032 for the year ended December 31, 2001.

Administrator - The trust has an administrative services agreement with MFS to provide the trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the trust incurs an administrative fee at the following annual percentages of the trust's average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $1,047,312 for the year ended December 31, 2001, as its portion of the sales charge on sales of Class A shares of the trust.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, and Class J shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The trust's distribution plan provides that the trust will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the trust related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the trust's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the trust's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,487,845 for the year ended December 31, 2001. Fees incurred under the distribution plan during the year ended December 31, 2001, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The trust's distribution plan provides that the trust will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the trust's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $244,768 and $161,009 for Class B and Class C shares, respectively, for the year ended December 31, 2001. Fees incurred under the distribution plan during the year ended December 31, 2001 were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

The trust's distribution plan provides that the trust will pay MFD a distribution fee of up to 0.75% per annum, and a service fee of up to 0.25% per annum, of the trust's average daily net assets attributable to Class J shares. Class J shares are available for distribution through Monex, Inc. ("Monex") and its network of financial intermediaries. Monex also serves as the trust's Agent Company in Japan, and in that capacity represents the trust before Japanese regulatory authorities. MFD will pay to Monex all of the service fee attributable to Class J shares. Out of the distribution fee, MFD will pay to Monex 0.615% per annum of average net assets attributable to Class J shares and will retain the remaining 0.135%. A portion of the distribution fee to Monex, equal to 0.05% per annum of the trust's average daily net assets attributable to Class J shares, is paid to cover its services as the trust's Agent Company. Fees incurred under the distribution plan during the year ended December 31, 2001, were 1.00% of average net assets attributable to Class J shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended December 31, 2001, were $65,429, $9,106,856, and $171,433 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the trust's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, were as follows:

                                                  PURCHASES             SALES
-----------------------------------------------------------------------------
Investments (non-U.S. government
  securities)                                $8,787,501,789   $10,044,747,979
                                             --------------   ---------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $9,454,766,592
                                                                --------------
Gross unrealized appreciation                                   $1,709,574,627
Gross unrealized depreciation                                     (607,213,039)
                                                                --------------
Net unrealized appreciation                                     $1,102,361,588
                                                                ==============

(5) Shares of Beneficial Interest
The Trustees have authorized 5,000,000,000 full and fractional shares of beneficial interest. Transactions in trust shares were as follows:

Class A shares
                                      YEAR ENDED DECEMBER 31, 2001             YEAR ENDED DECEMBER 31, 2000
                                ----------------------------------       ----------------------------------
                                      SHARES                AMOUNT             SHARES                AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                      163,799,406       $ 2,855,862,964        119,520,379       $ 2,470,814,535
Shares issued to shareholders
  in reinvestment of
  distributions                    3,293,559            56,000,292         12,477,015           250,253,687
Shares reacquired               (209,014,671)       (3,626,277,510)      (156,798,902)       (3,232,892,514)
                                ------------       ---------------       ------------       ---------------
    Net decrease                 (41,921,706)      $  (714,414,254)       (24,801,508)      $  (511,824,292)
                                ============       ===============       ============       ===============

Class B shares
                                      YEAR ENDED DECEMBER 31, 2001             YEAR ENDED DECEMBER 31, 2000
                                ----------------------------------       ----------------------------------
                                      SHARES                AMOUNT             SHARES                AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                       28,270,193       $   489,931,257         48,316,577       $   981,235,294
Shares issued to shareholders
  in reinvestment of
  distributions                    1,822,790            30,658,204          8,705,437           171,523,229
Shares reacquired                (48,882,338)         (825,927,666)       (66,027,800)       (1,336,050,740)
                                ------------       ---------------       ------------       ---------------
    Net decrease                 (18,789,355)      $  (305,338,205)        (9,005,786)      $  (183,292,217)
                                ============       ===============       ============       ===============

Class C shares
                                      YEAR ENDED DECEMBER 31, 2001             YEAR ENDED DECEMBER 31, 2000
                                ----------------------------------       ----------------------------------
                                      SHARES                AMOUNT             SHARES                AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                       10,689,641       $   185,498,010         19,773,587       $   399,404,075
Shares issued to shareholders
  in reinvestment of
  distributions                      409,337             6,851,403          1,894,330            37,124,335
Shares reacquired                (18,282,666)         (308,701,562)       (22,692,187)         (457,375,011)
                                ------------       ---------------       ------------       ---------------
    Net decrease                  (7,183,688)      $  (116,352,149)        (1,024,270)      $   (20,846,601)
                                ============       ===============       ============       ===============

Class I shares
                                      YEAR ENDED DECEMBER 31, 2001             YEAR ENDED DECEMBER 31, 2000
                                ----------------------------------       ----------------------------------
                                      SHARES                AMOUNT             SHARES                AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                        1,134,887       $    19,900,276          4,226,118       $    88,723,286
Shares issued to shareholders
  in reinvestment of
  distributions                       52,650               889,645            410,342             8,248,963
Shares reacquired                 (6,751,925)         (132,134,625)        (5,833,549)         (121,534,650)
                                ------------       ---------------       ------------       ---------------
    Net decrease                  (5,564,388)      $  (111,344,704)        (1,197,089)      $   (24,562,401)
                                ============       ===============       ============       ===============

Class J shares
                                      YEAR ENDED DECEMBER 31, 2001         PERIOD ENDED DECEMBER 31, 2000*
                                ----------------------------------       ----------------------------------
                                      SHARES                AMOUNT             SHARES                AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                           20,430       $       357,083            111,150       $     2,253,187
Shares reacquired                    (15,500)             (265,176)           (17,730)             (365,715)
                                ------------       ---------------       ------------       ---------------
    Net increase                       4,930       $        91,907             93,420       $     1,887,472
                                ============       ===============       ============       ===============

* For the period from the inception of Class J shares, February 10, 2000, through December 31, 2000. For performance calculation purposes the Class J inception date was changed from December 31, 1999 to
  February 10, 2000, to reflect the date of the initial sale of Class J shares.

(6) Line of Credit
The trust and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the trust for the year ended December 31, 2001, was $127,708. The trust had no significant borrowings during the period.

(7) Financial Instruments
The trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

                                                                            NET
       SETTLEMENT      CONTRACTS TO   IN EXCHANGE   CONTRACTS AT     UNREALIZED
             DATE           DELIVER           FOR          VALUE   DEPRECIATION
-------------------------------------------------------------------------------
Sale    3/19/2002   SEK  88,704,000    $8,443,175     $8,454,493       $(11,318)

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.

SEK = Swedish Kronor

At December 31, 2001, the trust had sufficient cash and/or securities to cover any commitments under these contracts.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of Massachusetts Investors Trust:

We have audited the accompanying statement of assets and liabilities of Massachusetts Investors Trust (the Trust), including the portfolio of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Massachusetts Investors Trust as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 2002

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION (Unaudited)
-------------------------------------------------------------------------------

   IN JANUARY 2002, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2001.

   THE TRUST HAS DESIGNATED $100,226,590 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED DECEMBER 31, 2001.

   FOR THE YEAR ENDED DECEMBER 31, 2001, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR CORPORATIONS IS 100.00%.
-------------------------------------------------------------------------------

MASSACHUSETTS INVESTORS TRUST

The following tables present certain information regarding the Trustees and officers of Massachusetts Investors Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

              NAME, POSITION WITH THE TRUST, AGE PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                                   Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
and Chief Executive Officer                              Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                  LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                Hemenway & Barnes (attorneys), Partner
President and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Harvard University Graduate School of Business
Massachusetts Financial Services Company, Chief          Administration, Adjunct Professor; CBL &
Investment Officer, Executive Vice President and         Associates Properties, Inc. (real estate
Director                                                 investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       General Partner (since 1993); Paragon Trade
Trustee                                                  Brands, Inc. (disposable consumer products),
Edmund Gibbons Limited (diversified holding              Director; Cambridge Nutraceuticals (professional
company), Chief Executive Officer; Colonial              nutritional products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;           (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent consultant, general management
Private investor and real estate consultant;             consulting (healthcare specialty)
Capitol Entertainment Management Company (video
franchise), Vice Chairman                                WARD SMITH (born 09/13/30) Trustee
                                                         Private investor; Sundstrand Corporation
J. ATWOOD IVES (born 05/01/36) Trustee                   (manufacturer of highly engineered products for
Private investor; Woodstock Corporation                  industrial and aerospace applications), Director
(investment advisory firm), Director; KeySpan            (until June 1999)
Corporation (energy related services), Director;
Eastern Enterprises (diversified services
company), Chairman, Trustee and Chief Executive
Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of
    MFS is 500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES** (born 06/02/55) Trustee,             ROBERT R. FLAHERTY** (born 09/18/63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR.** (born 03/06/59)
Assistant Secretary and Assistant Clerk                  ELLEN MOYNIHAN** (born 11/13/57) Assistant
Massachusetts Financial services Company, Senior         Treasurer
Vice President and Associate General Counsel             Massachusetts Financial Services Company, Vice
                                                         President (since September 1996)
MARK E. BRADLEY** (born 11/23/59) Assistant
Treasurer                                                JAMES O. YOST** (born 06/12/60) Assistant
Massachusetts Financial Services Company, Vice           Treasurer
President (since March 1997); Putnam Investments,        Massachusetts Financial Services Company, Senior
Vice President (prior to March 1997)                     Vice President

STEPHEN E. CAVAN** (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Gibbons, Ives, Perera, Poorvu, Sherratt and Smith, Dr. Cohn, and Mses.
O'Neill and Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002.
Mr. Parke has served as Trustee of the Trust since January 1, 2002.

Each Trustee holds comparable positions with certain affiliates of MFS or with certain other funds of which
MFS or a subsidiary is the investment adviser or distributor. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

 ** "Interested person" (as defined in the 1940 Act) of MFS, the address of which is 500 Boylston Street,
    Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc. P.O. Box 2281 Boston, MA
500 Boylston Street                                      02107-9906
Boston, MA 02116-3741
                                                         For general information, call toll free:
DISTRIBUTOR                                              1-800-225-2606 any business day from 8 a.m. to
MFS Fund Distributors, Inc.                              8 p.m. Eastern time.
500 Boylston Street
Boston, MA 02116-3741                                    For service to speech- or hearing- impaired
                                                         individuals, call toll free: 1-800-637-6576 any
PORTFOLIO MANAGERS                                       business day from 9 a.m. to 5 p.m. Eastern time.
Mitchell D. Dynan+                                       (To use this service, your phone must be equipped
John D. Laupheimer, Jr.+                                 with a Telecommunications Device for the Deaf).
Liehar Moy+
Brooks Taylor+                                           For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
CUSTODIAN                                                1-800-MFS-TALK & Touche LLP (1-800-637-8255)
State Street Bank and Trust Company                      anytime from a touch-tone telephone.

AUDITORS                                                 WORLD WIDE WEB
Deloitte                                                 www.mfs.com

INVESTOR INFORMATION
For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

  + MFS Investment Management

MASSACHUSETTS INVESTORS TRUST                                      ------------
                                                                     PRSRT STD
[logo] M F S(R)                                                     U.S. Postage
INVESTMENT MANAGEMENT                                                  Paid
                                                                       MFS
500 Boylston Street                                                ------------
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R)investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                              MIT-2 2/02 736M 12/212/312/712/812